Exhibit 10.1

SECOND AMENDMENT TO OFFICE BUILDING LEASE

This SECOND AMENDMENT TO OFFICE BUILDING LEASE (this “Second Amendment”) is made and entered into as of November 2, 2015, by and between 6TH & PINE DEVELOPMENT, LLC, a California limited liability company (“Landlord”), and MOLINA HEALTHCARE, INC., a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S :

A. Landlord and Tenant entered into that certain Lease Agreement dated as of February 27, 2013 (the “Original Lease”), as amended by that certain First Amendment to Office Lease dated as of October 31, 2014 (the “Amendment”). The Original Lease, as amended by the Amendment is referred to herein as the “Lease”.

B. Pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord the Premises described in provision (f) of the Fundamental Lease Provisions.

C. Landlord and Tenant now desire to amend the Lease in order to eliminate the Option to Purchase as hereinafter provided.

D. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Fourth Amendment.

A  G  R  E  E  M  E  N  T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Elimination of Option to Purchase. Upon the payment by Landlord of $345,000 to Tenant (the “Option Termination Payment”), which payment shall be made within ten (10) days of the sale of the Site by Landlord, each of: (i) provision (x) of the Fundamental Lease Provisions, (ii) Section 1.4 of the Lease, and (iii) Exhibit “I-2” to the Lease, shall be deleted in their entirety. The day that payment of the Option Termination Payment is made shall be deemed the “Effective Date” of this Second Amendment. If the Effective Date has not occurred on or before December 31, 2015, this Second Amendment shall be void and of no further force or effect.

2. Recordation. Landlord and Tenant agree that within twenty days of the Effective Date, Landlord and Tenant shall execute and acknowledge and promptly thereafter cause to be recorded in Office of the County Recorder, Los Angeles County, California, a Second Amended and Restated Memorandum of Lease and Right of First Offer to Purchase in the form attached hereto as Exhibit “A” (the “Memo of Lease”). Landlord shall pay all costs and expenses of recording the Memo of Lease (including any documentary transfer taxes payable in connection therewith).

3. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument.

4. No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be duly executed and delivered as of the date first above written.

“LANDLORD”	6TH & PINE DEVELOPMENT, LLC, a California limited liability company

	By:	/s/ Michelle A. Molina
	Name:	Michelle A. Molina
	Its:	Manager

“TENANT”	MOLINA HEALTHCARE, INC., a Delaware corporation

	By:	/s/ Joseph M. Molina MD
	Name:	Joseph M. Molina MD
	Its:	CEO

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Salvador Gutierrez MOLINA HEALTHCARE, INC. 200 Oceangate, Suite 100 Long Beach, California 90802

SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY

MEMORANDUM OF LEASE, RIGHT OF FIRST OFFER TO PURCHASE

AND PURCHASE OPTION

THIS MEMORANDUM OF LEASE, RIGHT OF FIRST OFFER TO PURCHASE AND PURCHASE OPTION (this “Memorandum”) is effective as of November 2, 2015, by and between 6th & PINE DEVELOPMENT, LLC, a California limited liability company (“Landlord”), and MOLINA HEALTHCARE, INC., a Delaware corporation (“Tenant”).

1.	Lease. Landlord and Tenant have entered into that certain unrecorded Office Building Lease – Triple Net – Single Tenant Building(s) dated February 27, 2013 (as amended to date and as the same may hereafter be amended, modified or supplemented from time to time in accordance with the terms thereof, collectively, the “Lease”), pursuant to which Landlord has leased and does hereby lease to Tenant, and Tenant has leased and does hereby lease from Landlord, the premises more particularly described in the Lease and consisting of certain real property more particularly described on Exhibit “A” attached hereto (the “Premises”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

2.	Term of Lease. The fixed term of the Lease is scheduled to commence on June 1, 2013, and expires on December 31, 2029, unless earlier terminated pursuant to the provisions of the Lease. Tenant has the option, subject to the terms of the Lease, to extend the term of the Lease by two (2) sequential renewal terms of five (5) years each.

3.	Elimination of Option to Purchase. Upon the payment by Landlord of $345,000 to Tenant (the “Option Termination Payment”), which payment shall be made within ten (10) days of the sale of the Site by Landlord, each of: (i) provision (x) of the Fundamental Lease Provisions, (ii) Section 1.4 of the Lease, and (iii) Exhibit “I-2” to the Lease, shall be deleted in their entirety. The day that payment of the Option Termination Payment is made shall be deemed the “Effective Date” of the Second Amendment. If the Effective Date has not occurred on or before December 31, 2015, the Second Amendment shall be void and of no further force or effect.

4.	Miscellaneous. The purpose of this Memorandum is solely to give notice of the existence of the Lease, all the terms of which are incorporated herein by this reference, and the Purchase Rights contained therein. This Memorandum shall not modify or amend any of the provisions of the Lease, including the terms and conditions of any Purchase Rights contained therein. To the extent that any provision of this Memorandum conflicts with any provision of the Lease, the provisions of the Lease shall control. This Memorandum may be executed in counterparts, each of which shall be an original, but all of which, together, shall constitute one and the same instrument. This Memorandum shall automatically terminate upon the expiration or earlier termination of the Lease.

[Signature Page Follows on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date and year first above written.

“LESSOR”		“LESSEE”

6th & PINE DEVELOPMENT, LLC, a California limited liability company		MOLINA HEALTHCARE, INC., a Delaware corporation

By:	/s/ Michelle A. Molina	By:	/s/ Joseph M. Molina, MD
Name:	Michelle A. Molina	Name:	Joseph M. Molina, MD
Title:	Manager	Title:	President, CEO and Chairman

EXHIBIT “A-l”

LEGAL DESCRIPTION OF SITE

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THE WEST 37112 FEET OF LOTS 1 AND 3, IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 19 PAGE 91 ET SEQ., OF MISCELLANEOUS RECORDS OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING SAID LAND ON THE WEST LYING BETWEEN THE PROLONGATION OF THE NORTHERLY LINE OF LOT 1 AND THE SOUTHERLY LINE OF LOT 3 BY 8 FEET, AS VACATED IN RESOLUTION NO. C-24596 OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

EXCEPT THEREFROM ALL OIL GAS, MINERALS AND HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 200 FEET FROM THE SURFACE OF SAID LAND, BUT WITHOUT THE RIGHT OF ENTRY UPON ANY PORTION OF THE SURFACE OF SAID LAND FOR THE PURPOSE OF EXPLORING FOR, BORING, EXTRACTING. DRILLING. MINING. PROSPECTING FOR, REMOVING OR MARKETING SAID SUBSTANCES, AS RESERVED TO THE GRANTOR THEREIN IN DEED EXECUTED BY TITLE INSURANCE AND TRUST COMPANY. TRUSTEE UNDER AGREEMENT AND DECLARATION OF TRUST EXECUTED HEREOF CREATING THOSE CERTAIN TRUSTS KNOWN AS ALBERT C. SELLERY TRUST AND THE ELEANOR D. SELLERY TRUST, RECORDED JULY 15, 1969 AS INSTRUMENT NO. 420, OF OFFICIAL RECORDS.

APN: 7273-025-013

PARCEL 2:

LOTS 5 AND 7, IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGE 91 ET SEQ., OF MISCELLANEOUS RECORDS OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING SAID LAND ON THE WEST LYING BETWEEN THE PROLONGATIONS OF THE NORTHERLY LINE OF LOT 5 AND THE SOUTHERLY LINE OF LOT 7, BY 8 FEET, AS VACATED IN RESOLUTION NO., C-24596 OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

APN: 7273-025-015

PARCEL 3:

THE SOUTH 5 FEET OF LOT 6 AND ALL OF LOT 8, IN BLOCK 41 OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGES 91 TO 96 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THE PORTION OF THE ALLEY 16 FEET WIDE ADJOINING SAID LAND ON THE EAST LYING BETWEEN THE PROLONGATION OF THE NORTHERLY LINE OF THE SOUTHERLY 5 FEET OF LOT 6 AND THE PROLONGATION OF THE SOUTHERLY LINE OF LOT 7, BY 8 FEET, AS VACATED IN RESOLUTION NO. C-24596 OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

APN: 7273-025-016

PARCEL 4:

LOTS 10, 12 AND 14, IN BLOCK 41 OF THE TOWNSITE OF LONG BEACH, OF THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGE 91 OF MISCELLANEOUS RECORDS OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING SAID LAND ON THE EAST LYING BETWEEN THE PROLONGATIONS OF THE NORTHERLY LINE OF LOT 10 AND THE SOUTHERLY LINE OF LOT 14, BY 8 FEET, AS VACATED IN RESOLUTION NO. C-24596 OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

EXCEPT THEREFROM ALL OIL GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 200 FEET FROM THE SURFACE THEREOF, WITHOUT RIGHT OF SURFACE ENTRY, AS RESERVED BY EDWARD R. LOVELL, TRUSTEE IN DEED RECORDED DECEMBER 1, 1971 AS INSTRUMENT NO. 155, OF OFFICIAL RECORDS.

APN: 7273-025-019 (PORTION)

PARCEL 5:

LOTS 17 TO 21 INCLUSIVE IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGES 91 TO 96 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 10 FEET WIDE ADJOINING SAID LAND ON THE NORTH LYING BETWEEN THE PROLONGATIONS OF THE WESTERLY LINE OF LOT 17 AND THE EASTERLY LINE OF LOT 21 BY 5 FEET, AS VACATED IN RESOLUTION NO. C-21081, OF THE CITY OF LONG BEACH, RECORDED APRIL 10, 1972 AS INSTRUMENT NO. 2966 AND RECORDED MAY 9, 1972 AS INSTRUMENT NO. 3947, OF OFFICIAL RECORDS.

APN: 7273-025-020 (PORTION)

PARCEL 6:

LOTS 9, 11 AND 13, IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGES 91 TO 96 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING SAID AND ON THE WEST LYING BETWEEN THE PROLONGATIONS OF THE NORTHERLY LINE OF LOT 9 AND THE SOUTHERLY LINE OF LOT 13 BY 8 FEET, AS VACATED IN RESOLUTION NO. C-24596, OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

APN: 7273-025-017, 018 (PORTION)

PARCEL 7:

LOTS 24 TO 28 INCLUSIVE IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH. AS PER MAP RECORDED IN BOOK 19 PAGES 91 ET SEQ. OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 10 FEET WIDE ADJOINING SAID LAND ON THE NORTH LYING BETWEEN THE PROLONGATIONS OF THE WESTERLY LINE OF LOT 24 AND THE EASTERLY LINE OF LOT 28 BY 5 FEET, AS VACATED IN RESOLUTION NO. C-21081, OF THE CITY OF LONG BEACH, RECORDED April 10, 1972 AS INSTRUMENT NO. 2966 AND RECORDED MAY 9, 1972 AS INSTRUMENT NO. 3947, OF OFFICIAL RECORDS.

EXCEPT ALL OIL GAS AND OTHER HYDROCARBONS, IN AND UNDER THAT PORTION OF SAID LAND LOCATED MORE THAN 100 FEET BELOW THE SURFACE THEREOF BUT WITH NO RIGHT OF USE OF THE SURFACE OF SAID LANDS OR ANY PORTION THEREOF WITHIN 100 FEET OF THE SURFACE, AS RESERVED BY COVENANT PRESBYTERIAN CHURCH OF LONG BEACH, CALIFORNIA, IN DEED RECORDED MAY 19, 1965 AS INSTRUMENT NO. 999, OF OFFICIAL RECORDS.

APN: 7273-025-021 (PORTION)

PARCEL 8:

LOTS 15, 16, 22 AND 23, IN BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 PAGE 91 ET SEQ. OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF THE ALLEY 10 FEET WIDE ADJOINING LOTS 15 AND 16 ON THE SOUTH LYING BETWEEN THE PROLONGATIONS OF THE EASTERLY AND WESTERLY LINES OF SAID LOTS 15 AND 16, BY 5 FEET, AS VACATED IN RESOLUTION NO. C-21081, OF THE CITY OF LONG BEACH, RECORDED APRIL 10, 1972 AS INSTRUMENT NO. 2966 AND RECORDED MAY 9, 1972 AS INSTRUMENT NO. 3947 AND ALSO TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING LOT 15 ON THE WEST AND ADJOINING LOT 16 ON THE EAST, LYING BETWEEN THE PROLONGATIONS OF THE NORTHERLY AND SOUTHERLY LINES OF SAID LOTS 15 AND 16, BY 8 FEET, RESPECTIVELY, AS VACATED IN RESOLUTION NO. C-24596, OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

ALSO TOGETHER WITH THAT PORTION OF THE ALLEY 10 FEET WIDE ADJOINING LOTS 22 AND 23 OF THE NORTH, LYING BETWEEN THE PROLONGATIONS OF THE EASTERLY AND WESTERLY LINES OF SAID LOTS 22 AND 23, BY 5 FEET, AS VACATED IN RESOLUTION NO. C-21081, OF THE CITY OF LONG BEACH, RECORDED APRIL 10, 1972 AS INSTRUMENT NO. 2966 AND RECORDED MAY 9, 1972 AS INSTRUMENT NO. 3947 AND ALSO TOGETHER WITH THAT PORTION OF THE ALLEY 16 FEET WIDE ADJOINING LOT 22 ON THE EAST AND ADJOINING LOT 23 ON THE WEST, LYING BETWEEN THE PROLONGATIONS OF THE NORTHERLY AND SOUTHERLY LINES OF SAID LOTS 22 AND 23, BY 8 FEET, RESPECTIVELY, AS VACATED IN RESOLUTION NO. C-24596, OF THE CITY OF LONG BEACH, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, OF OFFICIAL RECORDS.

EXCEPT THEREFROM ALL OIL GAS, AND OTHER HYDROCARBONS, IN AND UNDER THAT PORTION OF SAID LAND LOCATED MORE THAN 100 FEET BELOW THE SURFACE THEREOF, BUT WITH NO RIGHT OF USE OF THE SURFACE OF SAID LANDS OR ANY PORTION THEREOF WITHIN 100 FEET OF THE SURFACE, RESERVED IN DEED RECORDED MAY 19, 1965 AS INSTRUMENT NO. 999, OF OFFICIAL RECORDS.

APN: 7273-025-018 (PORTION), 7273-025-019 (PORTION), 7273-025-020 (PORTION), 7273-025-021 (PORTION)

PARCEL 9:

THE EAST 112.5 FEET OF LOTS 1 AND 3, BLOCK 41, OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 19 PAGES 91 TO 96 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS AND OTHER MINERAL RIGHTS IN AND UNDER SAID PROPERTY TOGETHER WITH THE EXCLUSIVE RIGHT TO USE SUCH PORTION OF SAID PROPERTY LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR THE EXTRACTION OF OIL GAS AND MINERALS FROM SAID PROPERTY OR PROPERTY IN THE VICINITY THEREOF; HOWEVER, WITH NO RIGHTS OF SURFACE ENTRY WHATSOEVER. AS RESERVED TO THE GRANTOR THEREIN IN DEED EXECUTED BY SOCONY MOBIL OIL COMPANY, INC., A NEW YORK CORPORATION, SUCCESSOR BY MERGER TO GENERAL PETROLEUM CORPORATION, FORMERLY KNOWN AS GENERAL PETROLEUM CORPORATION OF CALIFORNIA, RECORDED MARCH 2, 1966.

APN: 7273-025-001

PARCEL 10:

LOTS 2 AND 4 AND THE NORTH 20 FEET OF THE LOT 6 IN BLOCK 41 OF THE TOWNSITE OF LONG BEACH, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 19, PAGE(S) 91 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF TRIBUNE COURT VACATED BY THE CITY OF LONG BEACH, RESOLUTION NO. 24596, RECORDED NOVEMBER 14, 1988 AS INSTRUMENT NO. 88-1824834, LYING NORTHERLY OF THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE FEET THE SOUTHERLY 20 FEET OF LOT 6, LYING SOUTHERLY OF THE SOUTHERLY LINE OF 7TH STREET, 80 FEET WIDE, LYING EASTERLY OF THE EASTERLY LINE OF LOTS 2, 4 AND 6 LYING WESTERLY OF THE EASTERLY LINE OF THE WEST 8 FEET OF SAID TRIBUNE COURT.

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE SOUTH 5 FEET OF LOT 6, AND ALL OF LOT 5, AND LOTS 7 THROUGH 28, INCLUSIVE, IN BLOCK 41 OF LONG BEACH, CITY OF LONG BEACH, AS PER MAP RECORDED IN BOOK 19 OF PAGES 91 TO 96 INCLUSIVE OF MISCELLANEOUS RECORDS OF THE COUNTY RECORDER OF SAID COUNTY, AS GRANTED BY DOCUMENT RECORDED NOVEMBER 7, 1988, AS INSTRUMENT NO. 88-1791681, OFFICIAL RECORDS.

EXCEPT THEREFROM ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES LOCATED IN AND UNDER SAID LAND BELOW A DEPTH OF 200 FEET FROM THE SURFACE THEREOF, WITHOUT RIGHT OF SURFACE ENTRY. AS RESERVED IN DEED RECORDED APRIL 16, 1993 AS INSTRUMENT NO. 93-716425 OFFICIAL RECORDS.

APN: 7273-025-014 (PORTION)